Evolve COMPENSATION PLAN GUIDE FOR INDEPENDENT LIFEVANTAGE CONSULTANTS NEW ZEALAND Effective March 20, 2023

activatedLife. It’s complicated. Messy. Beautiful. It goes by fast, and you want to live life to the fullest. But everyday responsibilities, fears, or restrictions can hold you back. You deserve to break free. You deserve to be your best self and live a healthy, happy life on your terms. LifeVantage is here to help. Our products are purposefully designed to activate your body’s ability to create vibrant health, starting at the cellular level. And when you look and feel your best, you’ll want to help others do the same. LifeVantage activates financial wellness with the opportunity to grow a business that can change people’s lives for the better. That’s where Evolve creates possibilities. Evolve is a compensation plan that allows you to work part-time or full-time.* Whether you are looking to simply share life-changing products or wanting to work and grow as a professional mentor and leader, being an Independent LifeVantage® Consultant will positively challenge and reward you. Welcome to life IT’S TIME TO LIVE WITH PURPOSE. IT’S TIME TO INSPIRE REMARKABLE. IT’S TIME TO LIVE ACTIVATED. *LifeVantage does not promise the financial success of any Consultant. Your success depends on your skill, fortitude, dedication, and your ability to lead others to emulate these qualities. Nothing in this guide is a representation that you will be financially successful. LifeVantage does not guarantee any income or Rank success. 2 3

WELCOME 2 KEY TERMS 4-5 THE CONSULTANT PATH 6-7 SHARE 3-Tier Pricing Customer Sales Profit Personal Sales Bonus 8 9 11 FAST TRACK BONUSES Customer Track Consultant Track Rank Advancement Track Enroller Track Mentor Bonus 12 12 13 14 15 BUILD & GROW Level Comissions 16-17 LEAD Leadership Match Leadership Pool 18-19 20 LEGAL NOTICE 21 Table of Contents Key Terms ACTIVE You are considered an Active Consultant when your account is in Good Standing and you have met the 150 Sales Volume Requirement in that month, with at least 40 Sales Volume from personal purchases. COMMISSIONABLE VOLUME (CV) Commissionable Volume is the measurement on which most bonuses and commissions are paid. When you earn a percentage of volume, you earn a percentage of a product's CV. The numeric value for CV is typically obtained when Sales Volume is multiplied by the current applicable currency rate multiplier, except in cases where CV has been discounted for any reason. COMPRESSION A process by which CV for Level Commissions skips inactive Consultants and rolls up to the next Active Consultant. CUSTOMER SALES VOLUME (CSV) The Sales Volume originating from your Customers’ orders. DOWNLINE All of the Consultants sponsored into your genealogy are considered part of your downline. ENROLLER The LifeVantage Consultant who enrolls a new Customer or Consultant. Also known as the Enrollment Sponsor. ENROLLMENT TREE The line of Consultants consecutively linked through Consultant enrollment and not by placement. The Enrollment Tree does not include any Placement Sponsors. FAST TRACK PERIOD Your Fast Track Period includes the month you enroll and the following 3 full calendar months. GENERATION Consultants in your Enrollment Tree with the Paid-as Rank of Managing Consultant 1 or higher are your Generations. A Generation 1 is the first Consultant in any downline with a Paid-as Rank of Managing Consultant 1 or higher. A Generation 2 is the next Consultant in that Leg with a Paid-as Rank of Managing Consultant 1 or higher, and so on. GOOD STANDING Good Standing means you are in compliance with the Consultant Agreement, including payment of any applicable renewal fees. GROUP SALES VOLUME (GSV) Group Sales Volume is the total Sales Volume from you and all the Consultants in your entire team. LEG A Leg begins with a Level 1 Consultant and includes all of the Consultants beneath them. You have as many Legs as you have Level 1 Consultants. LEVEL The location a Consultant has in your downline in relation to you. All of the Consultants directly below you in your Placement Tree are your Level 1. Consultants placed directly below your Level 1 Consultants are your Level 2, and so on. MAXIMUM VOLUME RULE (MVR) The maximum amount of GSV from any one Leg or from your own Personal Sales Volume and Customer Sales Volume that can count toward your monthly Rank qualification. PAID-AS RANK Your Paid-as Rank is the Rank for which you qualify each month. Your Paid-as Rank determines many of your bonuses. Your Paid-as Rank may be the same as or lower than your Pin depending on your monthly qualifications. PERSONAL SALES VOLUME (PSV) The Sales Volume originating from your personal orders. PIN RANK Your Pin rank is your recognition Rank and is the highest Rank you have achieved along the Consultant Path. Your Pin Rank is subject to reclassification once per year based on the maintenance requirements for that Rank. PLACEMENT SPONSOR If you place a new Consultant directly below you in your downline, you are the Enrollment Sponsor and Placement Sponsor. However, if you place a new Consultant below a downline Consultant in the Placement Tree, that downline Consultant becomes your new enrollee’s Placement Sponsor. PLACEMENT TREE If you are a new Consultant's Enroller, you may place them directly below you in your downline or under any other downline Consultant’s position. This is considered your Placement Tree, also referred to as your downline or team. QUALIFYING SALES VOLUME (QSV) The Sales Volume that counts toward your monthly Rank qualification. You can count up to 150 SV from your own personal purchases towards your monthly Sales Volume Requirement. RANK ADVANCING When you meet the qualifications to be paid as a Rank higher than your current Pin rank, you will “advance” to that higher Rank, and your Pin rank will be updated to reflect that new milestone. SALES VOLUME (SV) The numeric value attributed by LifeVantage to each commissionable product sold and/or purchased. SALES VOLUME REQUIREMENT (SVR) The accumulation of your Customers Sales Volume and your Personal Sales Volume to meet your monthly Paid-as Rank requirement. UPLINE All of the Consultants above you in your Enrollment and/or Placement Tree. 4 5

Evolve. Share. Build & Grow. Lead. Your path as an Independent LifeVantage Consultant can lead to a world of possibilities. Start by sharing the LifeVantage products that you love with Customers to help them activate wellness and improve their health. The more you share, the more you’ll grow as you find others who want to join you on the path with a business of their own. As you progress along the Consultant Path, your attention will shift to building and leading Consultants on your team who are ready to grow to the next stage of success. At every stage you’ll evolve your earnings, yourself, and your life. HOW IT WORKS You must meet certain volume requirements to stay Active and earn bonuses and commissions. These requirements will change, along with the bonuses and commissions you can qualify for, as you move along the path and earn Rank advancements. As you reach the qualifications for a specific Rank, you will be recognized with your “Pin Rank” at that level for as long as you remain Active. However, your “Paid-as Rank” will fluctuate with your qualifications from month to month. SHARE People say our products are too good not to share! In the early stages of your business, begin with a strong emphasis on sharing our wellness products by selling to Customers. These sales are the fastest way to build your business and see speedy income. BUILD & GROW By the time you reach Senior Consultant 1, you should begin spending more time finding new people to add to your team. Balance your efforts between selling and sponsoring, which is vital to your continued growth. The larger you grow your team, the more time you will spend building your business and helping your Consultants reach their own goals. C O N S U LT A N T C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S E N IO R C O N S U LT A N T 1 S E N IO R C O N S U LT A N T 2 S E N IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 PERSONAL PURCHASE REQUIREMENT 40 40 40 40 40 40 40 40 40 40 40 40 40 40 SALES VOLUME REQUIREMENT 150 200 250 300 300 300 300 300 300 300 300 300 300 300 GROUP SALES VOLUME 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 MAXIMUM VOLUME RULE 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LEAD Leadership is more than the Rank next to your name. Teach by example how to build a successful LifeVantage business. Acknowledge, encourage, and lift your team members, and together you can enjoy the rewards of your shared success! The Consultant Path Evolve is uniquely designed to help LifeVantage Consultants develop confidence, community, and leadership. Each Rank advancement offers the opportunity to celebrate with increased earning possibilities. 6 7

EACH LIFEVANTAGE PRODUCT HAS 3 PRICES. 03. CONSULTANT As a LifeVantage Consultant, you will always pay the lowest price — approximately 20% off the One Time Retail price, regardless of the order type. 02. SUBSCRIPTION Subscription price is approximately a 10% discount from the One Time Retail. Products purchased by Customers on Subscription are eligible for the discount. 01. ONE TIME RETAIL The advertised Customer price for all products, whether purchased online or directly from you. Product Pricing Customer Sales Income allows you to earn commissions on every order. Here's how it works: When your Customers order LifeVantage products, you earn the difference between the price your Customer paid and the Consultant price. Your price as a Consultant is approximately 20% off of the One Time Retail price. Consultants are eligible for the lowest published price. IN PRACTICE In these examples, 2 Customers are ordering the same set of products. The Customer on the left purchases the products at the full GST-exclusive One Time Retail price of NZ$152. The GST- exclusive Consultant price for that order is NZ$121.60. So, you earn Customer Sales Income of NZ$30.40. The Customer on the right orders the same products on a Subscription order for the GST-exclusive Subscription price of NZ$136.80. The GST-exclusive Consultant price for that order is NZ$121.60. So, you earn Customer Sales Income of NZ$15.20. RETAIL SUB NZ$152 PURCHASE PRICE NZ$136.80 PURCHASE PRICE NZ$30.40 CUSTOMER SALES INCOME NZ$15.20 CUSTOMER SALES INCOME subtract NZ$121.60 CONSULTANT PRICE subtract NZ$121.60 CONSULTANT PRICE Sharing your excitement about LifeVantage and selling products to Customers is at the heart of being a Consultant. In addition to Customer Sales Income, you can earn up to 20% on total monthly product sales with the Personal Sales Bonus. Customer Sales Income Share. CUSTOMER SALES INCOME IS CALCULATED DAILY*. It is important to note that while the published prices may be inclusive of Goods and Services Tax (GST), all bonuses and/or commissions are paid on GST-exclusive values only. *May be disbursed three business days after the bonus calculation date to qualified Consultants who are in an eligible market and have reached the Pin Rank of Senior Consultant 1 or above. Consultants who are not qualified for daily disbursement will be paid their bonus earnings weekly. MUST BE ACTIVE TO QUALIFY 98

Customers may cancel their Subscription to opt out of the program at any time. CUSTOMER SV BONUS TIER RECOGNITION TITLE 500 – 999.99 5% ONYX 1,000 – 1,999.99 10% EMERALD 2,000 – 3,999.99 15% SAPPHIRE 4,000+ 20% DIAMOND Personal Sales Bonus The Personal Sales Bonus rewards you on your personal Customer sales. When your personal Customer sales total 500 SV or more in a single month, you become eligible for an additional Personal Sales Bonus. The Bonus is paid on a percentage of CV. When you reach 500 Customer Sales Volume in a single month, you will be recognized with a special title before your Rank, starting with Onyx at 500 SV then changing to Emerald at 1000 SV, Sapphire at 2000 SV, and Diamond at 4000 SV and higher. IN PRACTICE For example, if your Customers order 2200 SV worth of products in the month, you are eligible for the 15% bonus tier. This bonus is paid on CV which takes into account promos or discounts Customers may have redeemed. Makes it simple for you to get repeat orders for recurring Customer Sales Volume. Makes it simple for Customers to get their wellness products delivered directly to their doorstep every month. Gives you exciting benefits to talk to your potential Customer about, including better pricing on their favorite products and automatic access to the LifeVantage® Rewards Circle loyalty program. Simplifies managing Customer relationships because they will be added to LifeVantage communications and we can partner with you to let them know about new products and promotions. 1. 2. 3. 3 Benefits to Customer Subscription Share. To calculate bonus amount in local currency:  • SV is multiplied by the current foreign-exchange currency conversion factor (also known as PEG rate) to get the CV. CV is multiplied by the applicable bonus percentage. • For this example, bonus is calculated as follows: 2200 SV X 1.52 (theoretical NZ currency conversion factor) X 15% = NZ$501.60. 2200 SV SAPPHIRE NZ$501.60 PERSONAL SALES BONUS you earn 15% of CV and the title of RETAIL SUB YOU PERSONAL SALES BONUS IS CALCULATED MONTHLY MUST BE ACTIVE TO QUALIFY 1110

Consultant 01 Customer Track You earn NZ$76 for each set of 3 eligible Customers you enroll during your Fast Track Period. A Customer becomes eligible when they purchase at least 100 SV worth of products in the same calendar month that they become a Customer. To qualify for this bonus, you need to be Active in each of the months that your Customers first purchase. Calculation based on US$50 X 1.52 (theoretical NZ currency conversion factor) = NZ$76. 02 Consultant Track You earn NZ$76 for each set of 3 Consultants you enroll during your Fast Track Period. To qualify for this bonus, you need to be Active each month your Consultants enroll, and each Consultant must be Active in the month they enroll. Calculation based on US$50 X 1.52 (theoretical NZ currency conversion factor) = NZ$76. C C C For each set of 3 Customers who order 100 SV in their first purchase month For each set of 3 Consultants who are Active in their enrollment month YOU EARN NZ$76 YOU EARN NZ$76 RETAIL RETAIL SUB CHOOSE THE FAST TRACK! These bonuses can boost you right from the start. Your Fast Track Period begins the day you enroll as a Consultant and continues through the next 3 calendar months. YOU YOU CUSTOMER TRACK IS CALCULATED WEEKLY CONSULTANT TRACK IS CALCULATED WEEKLY 03 Rank Advancement Track 04 Accelerator Track When you reach the Rank of Senior Consultant 1 for the first time during your Fast Track Period, you will earn a NZ$152 Rank Advancement Bonus. Calculation based on US$100 X 1.52 (theoretical NZ currency conversion factor) = NZ$152. When you achieve any of the Fast Track Bonuses before the end of your first full calendar month as a Consultant, you will earn a NZ$76 bonus. Calculation based on US$50 X 1.52 (theoretical NZ currency conversion factor) = NZ$76. YOU EARN NZ$76 When you achieve any Fast Track Bonus before the end of your first full calendar month YOU YOU EARN NZ$152 When you advance to the Rank of SENIOR CONSULTANT 1 during your Fast Track Period YOU RANK ADVANCEMENT TRACK IS CALCULATED MONTHLY ACCELERATOR TRACK IS CALCULATED MONTHLY 12 13 fa st tr ac k bo nu se s CHOOSE THE FAST T R A C K N O W ! • YO U H AV E 3 F U L L CA LE N D A R M O N T H S • start now

01 Rank Advancement Track 02 Accelerator Track Mentor Bonus If you are Paid-as Senior Consultant 1 or higher, you can earn a one-time NZ$76 Enroller Bonus anytime your newly enrolled consultant earns a Rank Advancement Bonus. Calculation based on US$50 X 1.52 (theoretical NZ currency conversion factor) = NZ$76. If you are Active, in the month a Consultant you enroll earns an Accelerator Track Bonus, you can earn a Nz$38 bonus as their Enroller. To qualify, you must be Active. Calculation based on US$25 X 1.52 (theoretical NZ currency conversion factor) = NZ$38. IN PRACTICE In this example, if your newly enrolled Consultant sells 500 SV during their Fast Track Period, you earn a 15% bonus. SV is multiplied by the current foreign-exchange currency conversion factor (also known as PEG rate) to get the CV. CV is multiplied by the applicable bonus percentage. For this example, the calculation would be: 500 SV X 1.52 (theoretical NZ currency conversion factor) X 15% = NZ$114. In order to receive any Mentor Bonus, you must be Active in the month your new Consultant qualifies. Earn 15% of all your new Consultant's CV from their Customer sales during their Fast Track Period. Must be active to qualify. Enroller RANK ADVANCEMENT TRACK IS CALCULATED MONTHLY Upline Enroller earns the Rank Advancement Bonus C ACCELERATOR TRACK IS CALCULATED MONTHLY Upline Enroller earns the Accelerator Track Bonus C You earn 15% of CV Your newly enrolled Consultant YOU C SELLS 500 SV NZ$114 MENTOR BONUS MENTOR BONUS IS CALCULATED MONTHLY ENROLLER EARNS NZ$76 ENROLLER EARNS NZ$38 Earn When You Help Others Win on The Fast Track The first few months of a new Consultant’s business are critical to setting them up for a future of success. As their Enroller, work closely with them during their Fast Track Period to help them get started right and you could also earn bonuses. 14 15 fa st tr ac k bo nu se s

You earn Level Commissions for building your team and teaching those you sponsor to create strong teams of their own. As an Active Consultant, you are paid a percentage of commissions from the CV of your team’s sales. Your Paid-as Rank determines the percentages you earn and the number of levels on which you are eligible to receive a commission. HOW LEVELS WORK All of the Consultants directly below you in your Placement Tree are your Level 1. Consultants are paid Customers Sales Profit and Personal Sales Bonus on their personally enrolled Customer purchases. Enrollers are not eligible for a Level Commission on their personal Customers. Level Commissions Active Compression C O N S U LT A N T C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S E N IO R C O N S U LT A N T 1 S E N IO R C O N S U LT A N T 2 S E N IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 40 40 40 40 40 40 40 40 40 40 40 40 40 40 150 200 250 300 300 300 300 300 300 300 300 300 300 300 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LEVEL 1 5% 7% 9% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% LEVEL 2 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% 7% 7% LEVEL 3 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% LEVEL 4 3% 5% 6% 6% 6% 6% 6% 6% 6% LEVEL 5 3% 5% 6% 6% 6% 6% 6% 6% LEVEL 6 3% 4% 5% 5% 5% 5% 5% LEVEL 7 3% 4% 4% 4% 4% 4% 4% LEVEL 8 3% 3% 3% 3% 3% 3% LEVEL 9 3% 3% 3% 3% 3% 3% 9 8 5 3 7 2 6 1 ORDER MC1 START HERE C1 C3 INACTIVE SC3 MC3 INACTIVE EC3 EC4 MC1 INACTIVE PRESIDENTIAL 4 YOU Active MC1 qualified to earn up to 5 Levels. They are Level 1, so they are paid 10% Active C1 is qualified to earn on only Level 1. This is Level 2, so they are not eligible and the Level 2 is not paid. Active C3 is qualified to earn on only 2 Levels. This is Level 3, so they are not eligible and Level 3 is not paid. Inactive. Through Active Compression, this Level is not qualified and Level 4 rolls up. Because the Consultant below you is inactive, you become Level 4 through Active Compression. As an Active SC3, you are qualified to earn at Level 4 and are paid 3%. Active MC3 qualified to earn on 9 Levels and paid on Level 5 at 6%. Inactive. Through Active Compression, this Level is not qualified and Level 6 rolls up. New Level 6 is an Active EC3 qualified to earn on 9 Levels. They are paid Level 6 at 5%. Active EC4 is paid on Level 7 at 4%. Active MC1 qualifies to earn only up to Level 5. Because this is Level 8, they are not eligible and Level 8 is not paid. Inactive. Through Active Compression, this Level is not qualified and Level 9 rolls up. Active PC is qualified for Level 9 and paid 3%. IN PRACTICE This example shows how volume could roll up in one Leg of a team. You’re a Senior Consultant 3 at Level 5 above the Consultant who earned the volume. Starting from the bottom of the chart, you can see how CV flows up and what happens below and above you. KEY Qualified (Paid) Not Qualified (Not Paid) Inactive (Rolls Up) LEVEL COMMISSIONS ARE CALCULATED MONTHLY 16 17 Build & Grow. PPR SVR GSV MVR

M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T GENERATION 1 7% 12% 15% 20% 20% 20% 20% GENERATION 2 10% 12% 15% 20% 20% 20% GENERATION 3 10% 12% 15% 20% 20% GENERATION 4 10% 12% 15% 20% GENERATION 5 10% 12% 15% GENERATION 6 10% 12% GENERATION 7 12% CAP PER MATCH US$1,000 US$2,500 US$5,000 US$7,500 US$10,000 US$15,000 US$15,000 When you are paid as a Managing Consultant 2 or higher in the month, you can receive a Leadership Match on qualified Generations. The Leadership Match is paid on your qualified Generations' Level Commissions. HOW GENERATIONS WORK Your Generation 1 is the first Consultant in any Leg in your team with a Paid-as Rank of Managing Consultant 1 or higher. A Generation 2 is the next Consultant in that Leg with a Paid-as Rank of Managing Consultant 1 or higher, and so on. LEADERSHIP MATCH IS CALCULATED MONTHLY MONTHLY LEADERSHIP MATCH CAN PAYOUT UP TO A MAXIMUM OF 9% OF MONTHLY GLOBAL CV. To calculate the Cap Per Match in local currency: Multiply the Cap Per Match amount in US$ by the current foreign-exchange currency conversion factor (also known as a PEG rate). For example, the Cap Per Match for a Managing Consultant 2 would be US$1,000 X 1.52 (theoretical NZ conversion factor) = NZ$1,520. Leadership Match When you reach the Leader level, you’ve shown you truly know what it takes to succeed and have the skills to help mentor and motivate others. Keep cultivating your future leaders and helping them grow and you can earn substantial bonuses for building such a strong team. YOU MANAGING CONSULTANT 3 10% 12% EXECUTIVE CONSULTANT 2 12% MANAGING CONSULTANT 1 12% MANAGING CONSULTANT 3 MANAGING CONSULTANT 3 IN PRACTICE In this example, as a Managing Consultant 3, you earn a 12% Leadership Match on your Generation 1 Consultants and a 10% match on your Generation 2 Consultants. Qualified Generations are based on Paid-as Ranks. You can have multiple Generation 1 Consultants within a Leg. The Leadership Match is paid in addition to any other bonuses and commissions you might already be earning. GENERATION 1 GENERATION 1 GENERATION 2 GENERATION 1 18 19 Lead.

When you are paid as an Executive Consultant 1 or higher, you earn shares of our monthly Leadership Pool. This pool is made from 4% of global monthly CV. You receive shares based on your Paid-as Rank. The total pool amount is divided equally by the total number of monthly shares Consultants earn. Leadership Pool SHARES EXECUTIVE CONSULTANT 1 1 EXECUTIVE CONSULTANT 2 3 EXECUTIVE CONSULTANT 3 5 EXECUTIVE CONSULTANT 4 10 PRESIDENTIAL CONSULTANT 20 LEADERSHIP POOL IS CALCULATED MONTHLY NoticesLead. 1. LifeVantage New Zealand Limited is a subsidiary of LifeVantage Corporation, a publicly traded NASDAQ (LFVN) U.S. Direct Sales/Network Marketing company with a Multi-Level Marketing compensation plan that provides flexibility and opportunity for individuals to earn extra income based upon selling products to Customers. 2. The focus of the LifeVantage Compensation Plan is to pay bonuses and commissions to LifeVantage Consultants based upon their product sales and the product sales of LifeVantage Consultants in their personal marketing team to ultimate end using Customers. 3. LifeVantage products are not sold in retail stores and only licensed Consultants in Good Standing are authorized to sell LifeVantage products either directly from their own stock or indirectly through the company’s online shopping cart at www.lifevantage.com. 4. The Consultant Agreement consists of the LifeVantage Compensation Plan, the LifeVantage Consultant Application and Agreement, the LifeVantage Policies and Procedures, the LifeVantage Virtual Office Agreement (Back Office Agreement), and the LifeVantage Privacy Policy and Website Use Agreement. The Consultant Agreement governs the contractual relationship and obligations of each LifeVantage Consultant to LifeVantage. 5. A LifeVantage Consultant may not personally purchase for themselves nor encourage Customers or other Consultants to purchase more inventory than each can personally consume and/or sell to their personal Customers each month. In addition, each LifeVantage Consultant personally agrees that they may not place a new order in any given month unless 70% of all orders from previous months have been sold or consumed through personal/family use. 6. The Consultants sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Consultant can or will earn through the LifeVantage Compensation Plan. A Consultant's earnings will depend on the individual diligence, work effort, and market conditions. LifeVantage does not guarantee any income or Rank success. 7. Business Centers activated prior to March 1, 2023, and Active as of March 1, 2023, are eligible for the Customer Sales Profit, Personal Sales Bonus, Level Commissions, and Leadership Pool, based on the Rank for which that Business Center meets the monthly qualifications for. The Sales Volume Requirement to qualify the Business Center for Rank, Personal Sales Bonus, Level Commissions, and Leadership Pool will be 150. Business Centers are not a Generation for their upline, regardless of the Paid-as Rank of that Business Center. No Leadership Match Bonus is paid on a Business Center’s earnings and a Business Center may not earn a Leadership Match. If a Business Center has the Paid-as Rank of MC1 or higher, they will not be considered in Generation counts. Beginning on March 1, 2023, no new Business Centers will be allowed, and all inactive Business Centers will be terminated and will not be reinstated. To remain Active, a Business Center must meet the 150 Sales Volume Requirement at least once every six months. 8. Beginning on March 1, 2023, a family unit may not enter into or have an interest in more than one LifeVantage Consultant Business. 9. For Leadership Match, if after the individual caps per match are applied the monthly Leadership Match payout exceed 9% of monthly global CV, then all monthly Leadership Match earnings will be adjusted down by an equal percentage in order to ensure that the monthly Leadership Match does not exceed 9% of monthly global CV. 20 21

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This Transition Plan is designed to help you adjust to the Evolve Compensation Plan with a gradual shift toward the new Ranks, requirements, and behaviors. This will give you time to set new goals, adapt, and accelerate your business strategies as you move along a new path to achieving success. Adapt. Accelerate. Achieve. ADDENDUM TO THE NZ EVOLVE COMPENSATION PLAN Evolve Transition Plan FOR LIFEVANTAGE CONSULTANTS • This Transition Plan is effective March 1, 2023. • The Evolve Consultant Path rules and requirements will take full effect September 1, 2023. • Until all markets are moved to the Evolve Compensation Plan, Leader Pools will be calculated in the following manner: First, markets that have not yet moved to the Evolve Compensation Plan will have their leader pool shares calculated based on their current plan. Then, the remainder of global CV dedicated to the leader pools is used to pay out Evolve Compensation Plan Leader Pool shares. • Until all markets are moved to the Evolve Compensation Plan, this rank map will be used to calculate earnings in the event you have earned commissions on an order placed in a market that has not yet moved to the Evolve Compensation Plan. • Your Consultants' and Customers' purchases are commissioned based on their local market Compensation Plan. OLD TITLE OLD OV NEW TITLE NEW GSV DISTRIBUTOR CONSULTANT PRO 1 1,000 CONSULTANT 3 1,000 PRO 2 2,500 SENIOR CONSULTANT 1 2,000 PRO 3 5,000 SENIOR CONSULTANT 3 6,000 PRO 4 10,000 MANAGING CONSULTANT 1 10,000 PRO 5 20,000 MANAGING CONSULTANT 2 20,000 PRO 6 50,000 MANAGING CONSULTANT 3 40,000 PRO 7 100,000 EXECUTIVE CONSULTANT 1 80,000 PRO 8 200,000 EXECUTIVE CONSULTANT 2 150,000 PRO 9 500,000 EXECUTIVE CONSULTANT 3 300,000 PRO 10+ 1,000,000 PRESIDENTIAL CONSULTANT 1,000,000 Effective March 1, 2023, Consultants will map to the following new Pin Ranks under the Evolve Compensation Plan: 1

Effective March 1, 2023, through August 31, 2023, the following Consultant Path Transition Plan rules will take effect based on Paid-as Ranks as outlined below: C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S E N IO R C O N S U LT A N T 1 S E N IO R C O N S U LT A N T 2 S E N IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T OLD PLAN RANKS PRO 1 PRO 2 PRO3 PRO 4 PRO 5 PRO 6 PRO 7 PRO 8 PRO 9 PRO 10 PERSONAL PURCHASE REQUIREMENT NO TRANSITION 40 40 40 40 40 40 40 40 40 40 40 40 40 40 SALES VOLUME REQUIREMENT NEW PLAN 150 200 250 300 300 300 300 300 300 300 300 300 300 300 MARCH-MAY 100 100 100 100 100 100 100 200 200 200 200 200 200 200 JUNE - AUGUST NO TRANSITION 150 200 250 300 300 300 300 300 300 300 300 300 300 300 GROUP SALES VOLUME NO TRANSITION 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 MAXIMUM VOLUME RULE NEW PLAN 750 (75%) 1,500 (75%) 2,500 (71%) 4,000 (67%) 6,000 (60%) 10,000 (50%) 20,000 (50%) 40,000 (50%) 67,500 (45%) 135,000 (45%) 270,000 (45%) 450,000 (45%) MARCH - MAY 800 (80%) 1.600 (80%) 2,700 (77%) 4,500 (75%) 7,000 (70%) 12,000 (60%) 24,000 (60%) 48,000 (60%) 75,000 (50%) 150,000 (50%) 300,000 (50%) 450,000 (45%) JUNE - AUGUST 11,000 (55%) 22,000 (55%) 44,000 (55%) 70,000 (47%) 140,000 (47%) 285,000 (48%) 450,000 (45%) 2